UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 5, 2025

The Jones Financial Companies, L.L.L.P.

(Exact Name of Registrant as Specified in Its Charter)

Missouri (State or Other Jurisdiction of Incorporation)	0-16633 (Commission File Number)	43-1450818 (IRS Employer Identification No.)

12555 Manchester Road, Des Peres, Missouri (Address of Principal Executive Offices)	63131 (Zip Code)

(314) 515-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 5, 2025, The Jones Financial Companies, L.L.L.P. (the “Partnership”) adopted the Twenty-Third Amended and Restated Agreement of Registered Limited Liability Limited Partnership (the “23rd Partnership Agreement”), which amended and restated the Partnership’s Twenty-Second Amended and Restated Agreement of Registered Limited Liability Limited Partnership (the "22nd Partnership Agreement") in its entirety. Capitalized terms used, but undefined herein, have the meanings ascribed to them in the 23rd Partnership Agreement.

The Partnership plans to expand associate participation in its capital structure and recognize high-impact contributions across the organization. The amendments to the 22nd Partnership Agreement reflect the Partnership's commitment to fostering a culture of growth, recognition, and shared success.

The 23rd Partnership Agreement amended the 22nd Partnership Agreement to effect the following changes, among others:

•
Create a new class of limited partners designated as "Class B Limited Partners" and a new class of limited partner interests designated as "Class B Limited Partner Interests" and establish rights and obligations of the Class B Limited Partners in respect of the Class B Limited Partner Interests. Class B Limited Partner Interests will not be issued before January 1, 2027.
•
Reclassify each “Limited Partner” of the Partnership prior to the adoption of the 23rd Partnership Agreement as a “Class A Limited Partner” and reclassify each interest held by such existing Limited Partner prior to such date as “Class A Limited Partner Interests.” The terms applicable to, and the rights of, the existing Limited Partners that are now referred to as Class A Limited Partners are substantially similar to the rights of such holders under the 22nd Partnership Agreement.
•
Modify the allocation and distribution rights for all classes of Partners (other than Class A Limited Partners), which depend, in part, on whether the allocations and distributions relate to a Fiscal Year beginning prior to, on or after the Recapitalization Date.

•
Update and modernize certain governance and dispute resolution provisions, including, but not limited to:
o
adopting a term limit for the role of Managing Partner;
o
requiring of a General Partner Majority Vote to approve certain significant transactions;
o
adopting provisions impacting the redemption of interests held by the Partners in the Partnership based upon the occurrence of a Suspension Event;
o
revising certain arbitration and class and collective action waiver provisions; and
o
amending the approval requirements for amendments to the 23rd Partnership Agreement.
•
Make certain other modernizing, technical, clarifying and conforming changes.

The description of the 23rd Partnership Agreement above is qualified in its entirety by reference to the corresponding provisions of the 23rd Partnership Agreement, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent required by Item 5.03 of Form 8-K, the information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1 Twenty-Third Amended and Restated Agreement of Registered Limited Liability Limited Partnership, dated November 5, 2025

101 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE JONES FINANCIAL COMPANIES, L.L.L.P.
Date: November 5, 2025	By: /s/Andrew. T. Miedler Name: Andrew T. Miedler Title: Chief Financial Officer